UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2014

FS Investment Corporation III

(Exact name of Registrant as specified in its charter)

Maryland	814-01047	90-0994912
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2014, FS Investment Corporation III’s (“FSIC III”) newly-formed, wholly-owned subsidiary, Dunlap Funding LLC (“Dunlap Funding”), entered into a revolving credit facility (the “Dunlap Credit Facility”) with Deutsche Bank AG, New York Branch (“Deutsche Bank”), as administrative agent, each of the lenders from time to time party thereto, the other agents parties thereto, and Wells Fargo Bank, National Association, as the collateral agent and collateral custodian under the Dunlap Credit Facility. The Dunlap Credit Facility provides for borrowings in an aggregate principal amount up to $100,000,000 on a committed basis.

FSIC III may contribute assets to Dunlap Funding from time to time and will retain a residual interest in any assets contributed through its ownership of Dunlap Funding or will receive fair market value for any assets sold to Dunlap Funding. Dunlap Funding may purchase additional assets from various sources. Dunlap Funding has appointed FSIC III to manage its portfolio of assets pursuant to the terms of an investment management agreement. Dunlap Funding’s obligations to Deutsche Bank under the Dunlap Credit Facility are secured by a first priority security interest in substantially all of the assets of Dunlap Funding, including its portfolio of assets. The obligations of Dunlap Funding under the Dunlap Credit Facility are non-recourse to FSIC III, and FSIC III’s exposure under the Dunlap Credit Facility is limited to the value of its investment in Dunlap Funding.

Pricing under the Dunlap Credit Facility is based on the London Interbank Offered Rate for a three-month interest period (for each committed lender) or the commercial paper rate of each conduit lender, plus, in each case, a spread of 2.50% per annum. Interest is payable quarterly in arrears. Dunlap Funding will be subject to a non-usage fee of 0.75% per annum to the extent the aggregate principal amount available under the Dunlap Credit Facility has not been borrowed. In addition, Dunlap Funding will be subject to a make-whole fee on a quarterly basis effectively equal to a portion of the spread that would have been payable if the full amount under the Dunlap Credit Facility had been borrowed, less the non-usage fee accrued during such quarter. Any amounts borrowed under the Dunlap Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 2, 2018. Dunlap Funding paid a structuring fee and incurred certain other customary costs and expenses in connection with obtaining the Dunlap Credit Facility.

Borrowings under the Dunlap Credit Facility are subject to compliance with a borrowing base, and the amount of funds advanced to Dunlap Funding varies depending upon the types of assets in Dunlap Funding’s portfolio.

The occurrence of certain events described as “Investment Manager Events of Default” in the loan financing and servicing agreement which governs the Dunlap Credit Facility triggers (i) a requirement that Dunlap Funding obtain the consent of Deutsche Bank prior to entering into any transaction with respect to portfolio assets and (ii) the right of Deutsche Bank to direct Dunlap Funding to enter into transactions with respect to any portfolio assets, in each case in Deutsche Bank’s sole discretion. Investment Manager Events of Default include non-performance of any obligation under the transaction documents by FSIC III, and other events with respect to Dunlap Funding, FSIC III or GSO / Blackstone Debt Funds Management LLC, FSIC III’s investment sub-adviser, that are adverse to Deutsche Bank and the secured parties under the Dunlap Credit Facility.

In connection with the Dunlap Credit Facility, Dunlap Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Dunlap Credit Facility contains events of default customary for similar financing transactions, including: (a) the failure to make principal or interest payments within two business days of when due; (b) the aggregate principal amount of the advances exceeds the borrowing base and is not cured within two business days; (c) the insolvency or bankruptcy of Dunlap Funding or FSIC III; (d) a change of control of Dunlap Funding; (e) the failure of Dunlap Funding to qualify as a bankruptcy-remote entity; and (f) the minimum equity condition contained in the Dunlap Credit Facility is not satisfied and such condition is not cured within two business days. Upon the occurrence and during the continuation of an event of default, Deutsche Bank may declare the outstanding advances and all other obligations under the Dunlap Credit Facility immediately due and payable. During the continuation of an event of default, Dunlap Funding must pay interest at a default rate.

Borrowings of Dunlap Funding will be considered borrowings of FSIC III for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

The foregoing descriptions of the Dunlap Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of FSIC III. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC III makes with the Securities and Exchange Commission. FSIC III undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan Financing and Servicing Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto.

10.2	Sale and Contribution Agreement, dated as of December 2, 2014, by and between FS Investment Corporation III, as seller, and Dunlap Funding LLC, as purchaser.
10.3	Investment Management Agreement, dated as of December 2, 2014, by and between Dunlap Funding LLC and FS Investment Corporation III, as investment manager.
10.4	Securities Account Control Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as pledgor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as securities intermediary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation III

Date: December 8, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Loan Financing and Servicing Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as administrative agent, Wells Fargo Bank, National Association, as collateral agent and collateral custodian, and the other lenders and lender agents from time to time party thereto.
10.2	Sale and Contribution Agreement, dated as of December 2, 2014, by and between FS Investment Corporation III, as seller, and Dunlap Funding LLC, as purchaser.
10.3	Investment Management Agreement, dated as of December 2, 2014, by and between Dunlap Funding LLC and FS Investment Corporation III, as investment manager.
10.4	Securities Account Control Agreement, dated as of December 2, 2014, by and among Dunlap Funding LLC, as pledgor, Wells Fargo Bank, National Association, as secured party, and Wells Fargo Bank, National Association, as securities intermediary.